UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) April 4, 2007
QLT Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
887 Great Northern Way, Vancouver, B.C., Canada, V5T 4T5
(Address of principal executive offices)
Registrant’s telephone number, including area code: (604) 707-7000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On April 4, 2007, Peter J. O’Callaghan, Senior Vice President, Corporate Development and General Counsel of QLT Inc. (the “Company”), informed the Company that he intends to resign as an executive officer of the Company effective at the annual general meeting of the Company on May 16, 2007 to return to the private practice of law.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QLT INC.
Date: April 4, 2007	By:	/s/ Cameron Nelson
	Name:	Cameron Nelson
Vice President and Chief Financial Officer

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